                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 2004
                                                          --------------


                            NOBLE INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


       Delaware                          001-13581               38-3139487
----------------------------     -----------------------    ------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


                     28213 Van Dyke Avenue, Warren, MI 48093
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (586) 751-5600
                                                          --------------


          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.


         On March 25, 2004, Noble International, Ltd. (the "Company") entered into an agreement to sell $40 million of Convertible Subordinated Notes (the "Notes") to certain qualified institutional buyers (collectively, the "Investors"). The Notes are convertible into shares of the Company's common stock (the "Conversion Shares") at a conversion price equal to $32 per share (subject to adjustment pursuant to the terms of the Notes). The transaction is scheduled to close on March 26, 2004.

         The Company is issuing the Notes pursuant to a Securities Purchase Agreement dated as of March 25, 2004. The Company also entered into a Registration Rights Agreement dated as of March 25, 2004 with the Investors, pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Notes and the Conversion Shares by the Investors. The forms of the Notes, Securities Purchase Agreement and Registration Rights Agreement are attached as exhibits to this filing.

         Neither the Notes nor the Conversion Shares have been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration requirements. Any offering of the Notes or the Conversion Shares under the resale registration statement is permitted to be made only by means of a prospectus.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  4.1 Form of Convertible Subordinated Note issued in connection with the Securities Purchase Agreement dated March 25, 2004, among the Company and the investors named on the signature pages thereto.

                  4.2 Registration Rights Agreement dated March 25, 2004, among the Company and the investors named on the signature pages thereto.

                  10.1 Securities Purchase Agreement dated March 25, 2004, among the Company and the investors named on the signature pages thereto.

                  99.1 Press release by Noble International, Ltd. announcing $40 million private placement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NOBLE INTERNATIONAL, LTD.



Date:  March 26, 2004                  By: /S/ MICHAEL C. AZAR
                                          -------------------------------------
                                       Name:  Michael C. Azar
                                       Title: Vice President and General Counsel


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



                            NOBLE INTERNATIONAL, LTD.

                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
  4.1             Form of Convertible Subordinated Note issued in connection with the Securities Purchase Agreement dated March 25, 2004, among the Company and the investors named on the signature pages thereto.

  4.2             Registration Rights Agreement dated March 25, 2004, among the
                  Company and the investors named on the signature pages thereto.

 10.1             Securities Purchase Agreement dated March 25, 2004, among the
                  Company and the investors named on the signature pages thereto.

 99.1 Press release by Noble International, Ltd. announcing $40 million private placement.


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